Q1 2019 Financial Results May 7, 2019 1

Safe Harbor Some of the statements contained in this presentation and the Company’s May 8, 2019 earnings conference call may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These statements reflect the current views of our senior management team with respect to future events, including our financial performance, business and industry in general. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate,” and variations of such words and similar statements of a future or forward-looking nature are intended to identify such forward-looking statements. We intend for our forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we set forth this statement in order to comply with such safe harbor provisions. Forward-looking statements involve known and unknown risks and uncertainties and are not assurances of future performance. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, among others, the risks and uncertainties disclosed in our annual reports on Form 10-K, quarterly reports on Form 10-Q and other filings made with the Securities and Exchange Commission. Any forward-looking statements you read in this news release reflect our views as of the date of this news release with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. You should carefully consider all of the factors identified in this news release that could cause actual results to differ. 2

Q1 2019 Key Information Sales of $40.6M, up $1.1M Sales Negative weather impacts early offset by strong momentum through March Same Store Sales up 4.2% S-S-S Month of March up 8.0% (includes favorable Easter calendar shift) Adjusted EBITDA of $4.5M, 11.1% of sales EBITDA Month of March up 8.0% (includes favorable Easter calendar shift) Restaurant-level EBITDA of $6.4M, 15.7% of sales Margins Margin down 1.7 pts. as a result of cost of sales and labor headwinds, and higher third party delivery expenses Strong LTM unlevered free cash flow of $14.9M Cashflow 3

DRH Average Check and Traffic Trends Two consecutive positive quarters of SSS + start to third; average check turned positive in Q2 with reduced promotional activity coupled with menu price increases 7.7% 7.1% 6.6% 6.1% 5.7% 5.5% 4.4% 4.4% 3.3% 3.1% 3.2% 7.7% 2.8% 4.9% 4.6% 2.6% 1.9% 1.7% 1.7% 5.5% 5.9% 1.4% 4.0% 4.1% 4.2% 2.9% 4.3% 1.1% 4.3% 2.6% 2.9% 0.2% 3.0% 0.1% 2.2% 1.3% 0.8% -0.2% 2.0% -0.3% 2.2% 1.7% 1.1% -1.1% 1.1% 0.9% 0.6% -1.8% 0.2% -2.2% -2.7% -1.8% -2.3%0.3% 0.1% -3.7% -0.7% -3.1% -3.7% -4.4% -4.6% -5.4% -5.2%-1.8% -1.8% -2.0% -2.0% -1.9% -6.4% -2.5% -6.8% -3.0% -3.3% -8.5% -3.0% -3.2% -4.3% -4.9% -4.8% -6.3% -7.2% Check count and average check impacted by Tuesday wing promo shift from half price to -10.9% BOGO -12.3% SSS% Traffic % Avg Check % -16.2% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 1 Q2 Q3 Q4 Q1 Q2 FY FY FY FY FY YTD 2014 2014 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 QTD 2014 2015 2016 2017 2018 2019 NOTE: Average check is predominantly driven by price, but is also influenced by product mix and, to a lesser extent, average guests per check. 1 – Ramping up of Tuesday Promotion and the Bogo Blitz offering in 2016 drove 170 bp of the 12.3% traffic decline in Q4 2017. 4

Q1 Sales Bridge ($M) First quarter revenue driven by strong increase in delivery sales and the Easter calendar shift; while January dine-in traffic was negatively impacted by weather, it turned positive in March $2.0 $0.5 $0.5 $0.4 $0.5 $40.6 $39.5 $39.0 Q1 2018 Sarasota Closure Q1 2018 Adj Weather Dine In/Carry-Out Easter Calendar Delivery Q1 2019 Revenue Revenue Shift Revenue 5

Q1 Adjusted EBITDA Bridge ($M) Labor, cost of sales and delivery fees were drags on EBITDA in the quarter – exacerbated by one-time costs related to the new menu, plate ware and product launches in March $0.2 $0.3 $0.2 $0.3 $0.4 $0.2 $0.1 $0.1 $5.1 $4.0 $4.5 $4.5 $4.1 $3.9 $3.9 Q1 2018 Labor Cost Delivery Fees Cost of Sales New Product1 2018 G&A 2 G&A Other Opex Sales Q1 2019 Adj. EBITDA Launch Accrual Carry- Adj. EBITDA Over 1 – Includes Training, food testing and obsolete inventory related to new burger and other new menu items 2 – Incentive accruals in 2017 carried into 2018 for payments ultimately not made ($200K) 6

Delivery Expense Headwinds are Abating Net delivery expense is on a downward trajectory, and we expect further meaningful improvements in the coming months as price and contract negotiations are working in our favor as volumes increase $3.00 25.0% 22.8% 22.7% 21.4% 20.3% $2.50 19.7% 19.0% 20.0% 18.2% 17.3% 16.9% $2.00 15.0% $1.50 11.6% $2.56 10.0% $2.14 $1.00 $1.33 5.0% $0.50 $0.85 $0.86 $0.60 $0.58 $0.43 $0.47 $0.47 $- 0.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Apr-19 2017 2017 2017 2017 2018 2018 2018 2018 2019 Delivery Sales $M Delivery Expense % to Sales 7

Quarterly Restaurant EBITDA Trend AUV Trend Line AUV ($M) $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.4 $2.4 $2.4 $2.3 $2.3 $2.5 $2.5 $2.6 $2.5 $2.4 100.0% 3.00 90.0% 29.9% 29.4% 29.4% 29.2% 29.3% 28.2% 28.5% 28.5% 29.2% 28.8% 28.6% COS 28.0% 28.1% 2.50 27.9% 27.4% 29.2% 80.0% 70.0% 2.00 60.0% 24.4% 25.2% 24.7% 25.7% 24.8% 25.0% 24.7% 25.5% 25.4% 25.3% 27.5% 27.4% 26.9% 26.9% 25.2% 26.8% LABOR 50.0% 1.50 11.5% 40.0% 12.1% 13.3% 12.7% 14.0% 12.3% 13.8% 13.1% 13.0% 12.9% OPEX 12.9% 13.4% 14.0% 14.1% 13.3% 13.6% 1.00 8.2% 30.0% 1 8.1% 8.1% 8.1% FF 8.0% 8.1% 8.2% 8.1% 8.1% 8.1% 8.2% 8.1% 8.1% 8.1% 6.5% 8.1% 8.1% OCC 6.8% 7.0% 6.5% 6.8% 20.0% 7.2% 7.4% 7.1% 7.2% 7.1% 7.6% 7.6% 7.2% 7.6% 7.8% 7.6% 0.50 10.0% 21.5% 20.0% 19.6% 19.0% 17.1% 17.4% 19.4% 17.1% 16.5% 16.6% 15.9% 15.0% 14.2% 14.2% 15.7% 15.2% REST REST EBITDA 0.0% - KEY Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2 Q1 Q2 Q3 Q4 Q1 FY FY 2 FY 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2016 2017 2018 1 – FF = Franchise-related fees which includes 5.0% royalty and 3.0 – 3.15% NAF (national advertising fund) 2 – Q4 2017 included a 14th week; 2017 included a 53rd week 8

Q1 Cost of Sales Bridge (% of Net Sales) Higher traditional wing costs/mix and expenses associated with the new menu roll out were partially offset by lower costs for boneless wings and other products 0.2% 0.1% 0.5% 0.8% 28.2% 29.2% 28.8% 28.8% Q1 2018 Traditional Wings Alcohol New Menu Roll-Out Boneless/ Q1 2019 COS % (test/obsolscence) Food & Bev COS % 9

COS Trends and Wing Impact Traditional wing costs were high in Q1 2019 relative to all of 2018 – impact exacerbated by mix shift to more traditional wings, driving wing cost as percent of total cost of sales to nearly 24%, same as Q1 2017 $2.14 $2.13 29.9% 29.5% 29.2% 29.4%$2.03 29.3% 29.2% 29.4% 28.8% 28.8% $2.02 28.5% 28.5% 28.5% 28.6% 28.1% 28.1% 28.2% 28.1% 28.1% 28.0% 27.9% $2.07 27.6% 27.4% $1.95 $1.94 $1.92 $1.92 $1.89 $1.89 $1.82 $1.87 $1.79 25.3% $1.81 $1.77 $1.80 24.9% 23.9% 24.7% $1.76 $1.70 24.0% 24.7% 23.5% $1.66 $1.67 21.7% 21.5% 21.6% 21.1% 20.9% 20.7% 20.8% 20.4% 20.3% 20.1% $1.53 20.4% 19.5% 19.5% 19.5% 18.4% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q31 Q4 Q1 Q2 Q3 Q4 Q1 FY FY FY FY FY 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2014 2015 2016 2017 2018 Total COS % Wing Cost % of Total COS Wing Cost/Lb NOTE: Wing prices shown are the average price paid per pound of fresh, jumbo chicken wings – including distribution costs of approximately $0.34 per pound in Q3 2018 (2015 – Q2 2018 $0.29 per pound) 1 – Q3 actual reported COS was 29.2% which included $323K in cover charges for the Mayweather/McGregor fight that had no cost 10 associated with it

Historical Wing Prices Volatile fresh wing spot prices have remained relatively high coming into the spring season – forecasts suggest possible wing cost headwinds again in 2019 – though the market has softened some more recently $ / lb. Fresh Jumbo Northeast Chicken Wing Spot Prices Source: Urner Barry Comtell™ UB Chicken – Northeast Jumbo Wings as of May 7, 2019 NOTE: Logistics cost to restaurants is now $0.37 / lb. over the spot price 11

Q1 Labor Bridge (% of Net Sales) Labor cost headwinds and training had a 120 bp negative impact on margins in Q1 as hourly wages have increased 6%, partially offset by efficiency gains 0.5% 0.4% 0.3% 25.7% 26.9% Q1 2018 Labor % Hourly Labor Management Labor Training for Q1 2019 Labor % New Rollouts 12

Lower G&A Run Rate ($M) G&A expenses are projected below 5.0% of net sales after run rate cost savings initiatives nearing $1M are executed in Q2 2019 $9.0 5.6% 5.4% $8.5 5.4% 5.2% $8.0 5.2% $7.5 $8.9 5.0% 5.0% $8.4 $7.5 $7.0 $7.9 4.8% $6.5 4.6% $6.0 4.4% FY2016 FY 2017 FY 2018 2019 Fcst G&A $ Total G&A % of Sales Incentive accrual impact Note: G&A expenses are shown net of non-recurring expenses; 2017 % of sales excludes week 53 Note: 2017 higher and 2018 lower by approx. $0.2M incentive accrual carryover 13

Free Cash Flow and Net Debt ($M) Unlevered free cash flow improved to $14.9M LTM Q1 2019; net debt reduced to $93 million ($ millions) 2015 2016 2017 2018 Q1 2019 LTM Total net sales $ 144.8 $ 166.5 $ 1 65.5 $ 1 53.1 $ 154.2 Restaurant level EBITDA 29.7 32.3 2 8.3 2 3.3 22.8 Adjusted EBITDA 21.6 23.3 1 9.9 1 5.8 15.2 Capital expenditures (20.2) (12.5) (4.7) (1.6) (1.7) Changes in net working capital 3.9 - - - 1.4 Taxes - - - - - Unlevered free cash flow $ 5.3 $ 10.8 $ 1 5.2 $ 1 4.2 $ 14.9 Mandatory debt amortization $ (8.2) $ (10.0) $ (11.5) $ (11.6) $ (11.6) Interest (4.2) (5.8) (6.6) (6.4) $ (6.3) Levered free cash flow $ (7.1) $ (5.0) $ (2.9) $ (3.8) $ (3.0) Cash 14.2 4.0 4 .4 5 .4 6.5 Debt 126.3 121.2 1 13.9 102.4 99.5 Net debt $ 112.1 $ 117.2 $ 1 09.5 $ 9 7.0 $ 93.0 Net debt / LTM EBITDA 5.2X 5.0X 5.5X 6.1X 6.1X 14

Value Creation – Going Forward > Franchisor under new ownership – demonstrated track record Current > Renewed energy and excitement behind the brand Environment > Traffic turned positive in Q4 2018 behind new media bridge campaign > Significant brand activity rolled out in March 2019 > Traction from media and promotional changes > New menu roll-out and improved food presentation 2019 > Well positioned to leverage improved commodity cost environment and future sales growth > Full re-launch of brand in the fall Value > Best in class operations Proposition > Strong cash flow targeted at debt reduction converts to equity value > Tax benefits to offset over $75 million in pre-tax income 15

Loyalty Attachment Rates Blazin’ Rewards Loyalty Attachment Rates 27.6% 27.7% 26.6% 25.4% 24.6% 24.4% 23.9% 23.9% 24.1% 23.7% 22.8% 21.9% 22.1% 21.1% 19.8% 19.4% 18.9% Dec-17 Jan-18 Feb-18 Mar-18 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 • Our goal is to reach 35% loyalty attachment in 2019 • Multiple data sources suggest that a 35% attachment rate is the point at which the restaurant obtains maximum benefits through higher frequency visits from less regular guests • We are leading the pack, as the BWLD franchise system is currently below 15% loyalty attachment * Source: internal company data 16

DRH Continues to Improve its Operations (Q1 2019 vs Q1 2018) Guest Loyalty Likely to Loyalty Index Recommend Attachment 2019-89.2% 2019-90.9% 2019-26.6% 2018-86.6% +2.6 pts 2018-88.7% +2.2 pts 2018-21.1% +5.5 pts Review COS Takeout Tracker¹ Waste Variance Execution 2019-4.2 stars 2019-0.4% 2019-92.4% 2018-3.7 stars +0.5 pts 2018-0.6% - 0.2 pts 2018-90.4% +2.0 pts Same-Store Check Sales Count 2019 +4.2% 2019 +3.2% 2018 -8.5% 2018 -15.1% ¹Consolidated customer ratings from the following sources: Google, Yelp, TripAdvisor, YP, Zomato, Facebook, Foursquare, Insider Pages, and Seamless 17

Exhibits 18

EBITDA Reconciliation 19

EBITDA Reconciliation cont. Restaurant-Level EBITDA represents net income plus the sum of non-restaurant specific general and administrative expenses, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses related to acquisitions, equity offerings or other non-recurring expenses. Adjusted EBITDA represents net income plus the sum of loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors. Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations. Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures. 20